Events after the balance sheet date	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date	Events after the balance sheet date
On January 7, 2022, Novartis informed the Group of its intention to exercise the option under the Option and equity rights agreement (as presented in note 5). This was followed by the signing of a License agreement between the two parties on January 17, 2022. This License agreement resulted in the Group becoming eligible to receive CHF 150 million for the option exercise payment and in addition the Group was allowed to charge Novartis CHF 13.1 million for items related to the commercial supply of ensovibep and drug substance secured by the Group.
At the signing of the License agreement, the Group also assigned the Reservation agreement with the FOPH to Novartis. This assignment will allow the Group to, in 2022, recognize into revenue, the reservation fee of CHF 7 million received from the FOPH in August 2020. Further following the signing of the License agreement with Novartis the Group recorded in 2022, an additional CHF 1 million payable to the University of Utrecht in accordance with the research collaboration agreement described in note 17.
In January 2022, the Group received from Novartis the CHF 150 million option exercise payment from the January 17, 2022 License agreement, which will be recognized into revenue in the Group's 2022 consolidated financial statements.
In January 2022, the Group also received from Novartis the CHF 18.6 million (USD 20 million) upfront payment from the December 2021 License and collaboration agreement as described in note 5.
The above events may result in positive net results for the year ended December 31, 2022 and will require review of our income tax status and related assumptions. Specifically, the Group is evaluating the impact of positive net results to the recoverability of certain unused net operating loss carry forward deductions, which may be utilized to reduce taxable income during 2022. We are currently unable to estimate the impact.

Mark N. Lampert (Biotechnology Value Funds) notified the Company that, as of January 10, 2022, they had increased their shareholdings to 3,926,282 shares (corresponding to 12.21% of voting rights) after purchasing the remaining shares held by EW Healthcare Partners Acquisition Fund. According to a SEC filing made on January 12, 2022, Mark N. Lampert (Biotechnology Value Funds) held 4,526,282 shares (corresponding to 14.08% of voting rights).

No other events occurred between the balance sheet date and the date on which these consolidated financial statements were approved by the Board of Directors that would require adjustment to the consolidated financial statements or disclosure under this heading.